SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date earliest event reported) April 8, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Release, dated July 10, 2003, issued by Entergy Corporation.

Item 9. Regulation FD Disclosure

Entergy Corporation

On July 10, 2003, Entergy Corporation issued a release to certain investors, which is attached as an exhibit hereto and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation By: /s/ Nathan E. Langston Nathan E. Langston Senior Vice President and Chief Accounting Officer

Dated: July 10, 2003